                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                             SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                       OF

                          CYPRUS AMAX MINERALS COMPANY

                                       TO

                            PHELPS DODGE CORPORATION

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     As set forth under "The Offer -- Procedure for Tendering" in the Prospectus, dated September 22, 1999 (the "Prospectus"), this form or one substantially equivalent hereto must be used to accept the Offer (as defined herein) if certificates for shares of common stock, no par value (each, a "Cyprus Amax Share" and, collectively, the "Cyprus Amax Shares"), of Cyprus Amax Minerals Company, a Delaware corporation ("Cyprus Amax"), including the associated preferred share purchase rights (each, an "Cyprus Amax Right" and, collectively, the "Cyprus Amax Rights") issued pursuant to the Cyprus Amax Rights Agreement, dated as of February 28, 1999, as amended, between Cyprus Amax and The Bank of New York, as Rights Agent, are not immediately available, if the certificates and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date (as defined in the Prospectus), or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution (as defined in the Prospectus). See "The Offer -- Procedure for Tendering" in the Prospectus.


                      The Exchange Agent for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

             By Mail:                           By Hand:                    By Overnight Delivery:
    Reorganization Department          Reorganization Department          Reorganization Department
           PO Box 3301                 120 Broadway, 13(th) Floor             85 Challenger Road
    South Hackensack, NJ 07606             New York, NY 10271                  Mail Stop-Reorg
                                                                          Ridgefield Park, NJ 07660

                           By Facsimile Transmission:

                        (for Eligible Institutions only)
                              Fax: (201) 296-4293

                             Confirm by Telephone:
                                 (201) 296-4860

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


     This form is not to be used to guarantee signatures. If a signature on a Letter of Election and Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Election and Transmittal.

LADIES AND GENTLEMEN:


     The undersigned hereby tenders to CAV Corporation, a Delaware corporation and a wholly owned subsidiary of Phelps Dodge Corporation, upon the terms and subject to the conditions set forth in the Prospectus dated September 22, 1999 and in the related Letter of Election and Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Cyprus Amax Shares shown below pursuant to the guaranteed delivery procedures set forth under "The Offer -- Procedure for Tendering" in the Prospectus.


   ------------------------------------------------------------

   Number of Cyprus Amax Shares:

   ------------------------------------------------------------


   Number of Cyprus Amax Shares for which you are electing to receive cash:


   ------------------------------------------------------------


   Number of Cyprus Amax Shares for which you are electing to receive Phelps Dodge Common Shares:


   ------------------------------------------------------------


   Number of Cyprus Amax Shares for which you are not making any election:


   ------------------------------------------------------------

   Account Number:
   ------------------------------------------------------------

   Certificate No(s). (if available):

   ------------------------------------------------------------

   ------------------------------------------------------------

   If Cyprus Amax Share(s) will be tendered by book-entry transfer:

   ------------------------------------------------------------

   Name of Tendering Institution:

   ------------------------------------------------------------

   Account
   Number:
   ------------------------------------------------------------

   at The Depository Trust Company

   Date:
   ------------------------------------------------------------
   ------------------------------------------------------------
   ------------------------------------------------------------

   Name(s) of Record Holder(s):

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------

   Address(es):

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------

   Area Code and Telephone Number(s):

   ------------------------------------------------------------

   Signature(s):

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, guarantees
(a) that the above-named person(s) "own(s)" the Cyprus Amax Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender complies with Rule 14e-4 and
(c) guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, certificates representing the Cyprus Amax Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Cyprus Amax Shares into the Exchange Agent's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Election and Transmittal (or a facsimile copy thereof), or an Agent's Message (as defined in the Prospectus) in the case of book-entry transfer, and any other documents required by the Letter of Election and Transmittal, within three New York Stock Exchange, Inc. trading days of the date hereof.


Name of Firm:
  --------------------------------------
                                                 ---------------------------------------------
                                                 AUTHORIZED SIGNATURE
Address:                                         Title:
---------------------------------------------    ---------------------------------------------
                                                 Name:
---------------------------------------------    ---------------------------------------------
Zip Code                                                     Please Print or Type
Area Code and
Telephone Number:
  ---------------------------------              Dated: --------- , 1999

    NOTE: DO NOT SEND CERTIFICATES FOR CYPRUS AMAX SHARES WITH THIS NOTICE.

            CYPRUS AMAX SHARE CERTIFICATES SHOULD BE SENT WITH YOUR
                      LETTER OF ELECTION AND TRANSMITTAL.